Exhibit 10.1.3
EXECUTION VERSION

AMENDMENT NO. 3 TO FIRST LIEN CREDIT AGREEMENT
AMENDMENT NO. 3 TO FIRST LIEN CREDIT AGREEMENT (this “Amendment No. 3”), dated as of February 21, 2017, by and among SOLARWINDS INTERMEDIATE HOLDINGS I, INC., a Delaware corporation (“Holdings”), SOLARWINDS HOLDINGS, INC., a Delaware corporation (the “Borrower”), each of the other undersigned Guarantors (each, a “Subsidiary Guarantor”), the 2017 Refinancing Term Lenders (as defined below) party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (in such capacity, including any permitted successor thereto, the “Administrative Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
PRELIMINARY STATEMENTS
WHEREAS, the Borrower has entered into that certain First Lien Credit Agreement, dated as of February 5, 2016, among the Borrower, Holdings, the Guarantors, the lenders party thereto from time to time (collectively, the “Lenders” and each individually, a “Lender”), Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, Collateral Agent and as an Issuing Bank and the other Issuing Banks and parties thereto (as amended by Amendment No. 1 to First Lien Credit Agreement, dated as of May 27, 2016, Amendment No. 2 to First Lien Credit Agreement, dated as of August 18, 2016 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Credit Agreement”) and, in connection with this Amendment No. 3, Goldman Sachs Lending Partners LLC (“GSLP”), Credit Suisse Securities (USA) LLC (“CS Securities”), Macquarie Capital (USA) Inc. (“Macquarie Capital”) and Nomura Securities International, Inc. (“Nomura”) are acting as joint lead arrangers and joint bookrunners (in such capacities, the “Arrangers”) in connection with the provision of the 2017 Refinancing Term Loans (as defined below);
WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein (the Credit Agreement, as amended by this Amendment No. 3, the “Amended Credit Agreement”) so as to, among other things, provide for a new Class of Term Loans denominated in Dollars (the “2017 Refinancing Term Loans”), which 2017 Refinancing Term Loans would refinance all of the Initial US Term Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment No. 3 (the “Existing Term Loans”) and shall have the terms set forth in the Amended Credit Agreement;
WHEREAS, pursuant to the Engagement Letter, dated January 23, 2017, by and among the Arrangers and the Borrower, the Arrangers have agreed to act as joint lead arrangers and joint bookrunners in connection with the provision of the 2017 Refinancing Term Loans;
WHEREAS, each Existing Term Lender that executes and delivers a consent and executed signature page to this Amendment No. 3 in the form of the Lender Consent and New Commitment attached to the Election Notice Memorandum posted on LendAmend on January 23, 2017 (a “Lender Consent”) electing the “Consent and Cashless Settlement Option” or the “Consent and Assignment Settlement Option” (such consenting Lender, an “Exchanging Term Lender”) will be deemed (i) to have agreed to the terms of this Amendment No. 3 and the Amended Credit Agreement, (ii) to have agreed to exchange (as further described in the Lender Consent) the Allocated Amount (as defined in the Cashless Settlement of Existing Term Loans letter dated February 21, 2017 by and among the Borrower, the Refinancing Arranger (as defined below) and the Administrative Agent) of its Existing Term Loans for 2017 Refinancing Term Loans in an equal principal amount, and (iii) upon the Amendment No. 3 Effective Date to have exchanged (as further described in the Lender Consent) the Allocated Amount of its Existing Term Loans for 2017 Refinancing Term Loans in an equal principal amount, which will be effectuated either by exercising a cash-less exchange option or through a cash settlement option selected by such Lender in its Lender Consent;
WHEREAS, each Person that executes and delivers a signature page to this Amendment No. 3 in the capacity of an “Additional Term Lender” (each, an “Additional Term Lender” and together with the Exchanging Term Lenders, the “2017 Refinancing Term Lenders”) will be deemed (i) to have agreed to the terms of this Amendment No. 3 and the Amended Credit Agreement and (ii) to have committed to make 2017 Refinancing Term Loans (in such capacity, an “Additional Refinancing Term Lender”) to the Borrower on the Amendment No. 3 Effective Date, in the amount notified to such Additional Term Lender by GSLP (in such capacity, the “Refinancing Arranger”) (but in no event greater than the amount such Person committed to make as Additional Refinancing Term Loans) (such loans, the “Additional Refinancing Term Loans”);
WHEREAS, the aggregate proceeds of the Additional Refinancing Term Loans will be used by the Borrower to repay in full the outstanding principal amount of the Existing Term Loans (other than the Exchanged Term Loans), together with a portion of accrued but unpaid interest, fees and expenses in connection therewith;
WHEREAS, each Additional Refinancing Term Lender party hereto is prepared to provide 2017 Refinancing Term Loans in an amount equal to its commitment to provide such Loans as set forth on Schedule 1 hereto (the “Additional Term Commitments”, and together with the Allocated Amount in respect of each Exchanging Term Lender electing the cash settlement option, the “2017 Refinancing Term Commitments”), subject to the terms and conditions set forth herein;
WHEREAS, each Loan Party party hereto (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Amendment No. 3 becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations under the Credit Agreement, the Security Documents, and the other Loan Documents to which it is a party; and
WHEREAS, each Non-Exchanging Term Lender that executes and delivers a Lender Consent will be deemed to have agreed to the terms of this Amendment No. 3, including the Amended Credit Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:
SECTION 1.CERTAIN DEFINITIONS. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. As used in this Amendment No. 3.
“2017 Refinancing Term Lenders” is defined in the fifth recital hereto.
“2017 Refinancing Term Loans” is defined in the second recital hereto.
“Additional Refinancing Term Lenders” is defined in the fifth recital hereto.
“Additional Refinancing Term Loans” is defined in the fifth recital hereto.
“Additional Term Commitments” is defined in the seventh recital hereto.

“Additional Term Lender” is defined in the fifth recital hereto.
“Administrative Agent” is defined in the preamble hereto.
“Amended Credit Agreement” is defined in the second recital hereto.
“Amendment No. 3” is defined in the preamble hereto.
“Amendment No. 3 Effective Date” means the date on which the conditions set forth in Section 6 of this Amendment No. 3 are satisfied or waived.
“Arrangers” as defined in the first recital hereto.
“Borrower” is defined in the preamble hereto.
“Credit Agreement” is defined in the first recital hereto.
“Exchanged Term Loan” is defined in Section 2(a)(i) hereof.
“Exchanging Term Lenders” is defined in the fourth recital hereto.
“Existing Term Loans” is defined in the second recital hereto.
“Existing Term Lender” means each Lender holding Initial US Term Loans immediately prior to the effectiveness of this Amendment No. 3.
“Holdings” is defined in the preamble hereto.
“Lender Consent” is defined in the fourth recital hereto.
“Non-Exchanging Term Lender” is defined in Section 2(a)(ii) hereof.
“Reaffirming Parties” is defined in the eighth recital hereto.
“Refinancing Arranger” is defined in the fifth recital hereto.

SECTION 2.	EXCHANGE OF EXISTING TERM LOANS; AGREEMENT TO MAKE 2017 REFINANCING TERM LOANS.

(a)	Exchange and Repayment of Existing Term Loans.

(i)
As of the Amendment No. 3 Effective Date, subject to the terms hereof, each Exchanging Term Lender agrees that an aggregate principal amount of its Existing Term Loans (the “Exchanged Term Loans”) equal to the amount notified to such Exchanging Term Lender by the Refinancing Arranger will be exchanged for 2017 Refinancing Term Loans either through a cashless rollover or a cash settlement, as selected in such Exchanging Term Lender’s Lender Consent (and as such amount may be reduced by the Refinancing Arranger).

(ii)
As of the Amendment No. 3 Effective Date, subject to the terms hereof, (1) each Exchanging Term Lender agrees that (notwithstanding Section 2.14 of the Credit Agreement) the aggregate principal amount of its Existing Term Loans not being exchanged either through a cashless rollover or a cash settlement, as selected in such Exchanging Term Lender’s Lender Consent (and as such amount not being exchanged may be increased by the Refinancing Arranger), equal to the amount notified to such Exchanging Term Lender by the Refinancing Arranger and all unpaid and accrued interest thereon up to but not including the Amendment No. 3 Effective Date, will be repaid in full and (2) the Borrower agrees that the aggregate principal amount of the Existing Term Loans, including all unpaid and accrued interest thereon up to but not including the Amendment No. 3 Effective Date, of each Lender holding Existing Term Loans that are not exchanged pursuant to Section 2(a)(i) (each, a “Non-Exchanging Term Lender”), will be repaid in full.

(b)
Commitment to Make Additional Refinancing Term Loans. As of the Amendment No. 3 Effective Date, subject to the terms hereof, each Additional Refinancing Term Lender agrees to make 2017 Refinancing Term Loans equal to the amount notified to such Additional Refinancing Term Lender by the Refinancing Arranger (but in no event greater than the amount such Person committed to make as 2017 Refinancing Term Loans pursuant to its signature page hereto).

(c)	Other Provisions Regarding 2017 Refinancing Term Loans.

(i)
On the Amendment No. 3 Effective Date, the Borrower shall apply the aggregate proceeds of the Additional Refinancing Term Loans to prepay in full the principal amount of all Existing Term Loans (other than the Exchanged Term Loans) together with a portion of accrued but unpaid interest, fees and expenses in connection therewith. The commitments of the Exchanging Term Lenders and the Additional Term Lenders are several and not joint and no such 2017 Refinancing Term Lender will be responsible for any other 2017 Refinancing Term Lender’s failure to make or acquire the 2017 Refinancing Term Loans.

(ii)
Each 2017 Refinancing Term Lender shall be a “Lender” under the Credit Agreement as of the Amendment No. 3 Effective Date. Amounts paid or prepaid in respect of 2017 Refinancing Term Loans may not be reborrowed.

SECTION 3.
AMENDMENTS TO LOAN DOCUMENTS. The Borrower, Holdings, the Guarantors, the Lenders party hereto and other parties party hereto agree that on the Amendment No. 3 Effective Date, the Credit Agreement shall hereby be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Amended Credit Agreement attached hereto as Exhibit A.

SECTION 4.
REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the Amendment No. 3 Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment No. 3, (ii) the 2017 Refinancing Term Loans shall constitute “Initial US Term Loans”, “Loans” and “Term Loans”, in each case, under and as defined in the Credit Agreement and (iii) the 2017 Refinancing Term Lenders shall each constitute an “Initial US Term Loan Lender”, a “Lender” and a “Term Loan Lender”, in each case, under and as defined in the Credit Agreement. This Amendment No. 3 shall for all purposes constitute a “Loan Document” under and as defined in the Credit Agreement and the other Loan Documents.

SECTION 5.
REPRESENTATIONS & WARRANTIES. In order to induce the 2017 Refinancing Term Lenders and the Administrative Agent to enter into this Amendment No. 3 and to induce the 2017 Refinancing Term Lenders to make the 2017 Refinancing Term Loans hereunder, each Loan Party hereby represents and warrants to the 2017 Refinancing Term Lenders and the Administrative Agent on and as of the Amendment No. 3 Effective Date that each of the representations and warranties made by any Loan Party set forth in Article III of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (provided that, any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Amendment No. 3 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date); provided that all references in the representations set forth in Sections 3.01, 3.02, and 3.03 of the Credit Agreement to “Loan Documents” shall be deemed to be references to this Amendment No. 3 and the other Loan Documents (including the Credit Agreement) as amended by this Amendment No. 3.

SECTION 6.
CONDITIONS PRECEDENT. This Amendment No. 3 shall become effective as of the first date (the “Amendment No. 3 Effective Date”) when each of the conditions set forth in this Section 6 shall have been satisfied:

(a)
The Administrative Agent shall have received a duly authorized, executed and delivered counterpart of the signature page to this Amendment No. 3 from each Loan Party named on the signature pages hereto, the Administrative Agent and the 2017 Refinancing Term Lenders.

(b)
All costs, fees and expenses (including, without limitation, legal fees and expenses) contemplated and to the extent required by the Credit Agreement, the Engagement Letter and any other letter agreement between the Borrower and any Arranger relating to the transactions contemplated hereby, and which are payable to the Refinancing Arranger or any other Arranger (or any other 2017 Refinancing Term Lender) or the Administrative Agent shall have been paid to the extent due. All accrued interest on, and any amounts owing under Section 2.13 of the Credit Agreement with respect to, the Initial Term Loans outstanding immediately prior to the Amendment No. 3 Effective Date, whether or not due and payable, shall have been paid in full.

(c)	No Default or Event of Default shall have occurred or be continuing, or would occur immediately after giving effect to the incurrence of the 2017 Refinancing Term Loans.

(d)
Each of the representations and warranties made by any Loan Party set forth in Section 5 hereof shall be true and correct in all material respects (provided that, any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Amendment No. 3 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date).

(e)	The Administrative Agent shall have received a Borrowing Request meeting the requirements of Section 2.03 of the Credit Agreement for the 2017 Refinancing Term Loans.

(f)
The Administrative Agent shall have received a certificate of the Borrower, dated the Amendment No. 3 Effective Date, executed by a Responsible Officer of the Borrower certifying compliance with the requirements set forth in clauses (c) and (d) of this Section 6.

(g)
On the Amendment No. 3 Effective Date, the Administrative Agent shall have received a customary opinion of Ropes & Gray LLP, counsel to the Loan Parties addressed to the Administrative Agent and the 2017 Refinancing Term Lenders and dated the Amendment No. 3 Effective Date.

(h)
The Administrative Agent shall have received a customary certificate from each Loan Party, dated the Amendment No. 3 Effective Date, signed by a Responsible Officer of such Loan Party, and attested to by the secretary or any assistant secretary of such Loan Party, with appropriate insertions, together with (a) certified copies of the certificate or articles of incorporation and by-laws (or other equivalent organizational documents), as applicable, of such Loan Party, (b) customary resolutions of such Loan Party referred to in such certificate, (c) incumbency or specimen signatures which identify by name and title of such Responsible Officer or authorized signatory of such Loan Party authorized to sign this Amendment No. 3, and (d) a good standing certificate from the applicable Governmental Authority of such Loan Party’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Amendment No. 3 Effective Date and certifying as to the good standing of such Loan Party (but only if the concept of good standing exists in the applicable jurisdiction); provided that in the case of preceding clause (a), such documents shall not be required to be delivered with respect to any Person that was a Loan Party immediately prior to the Amendment No. 2 Effective Date if such certificate includes a certification by such Responsible Officer that the applicable organizational documents delivered to the Administrative Agent in connection with the initial funding of Term Loans on the Closing Date remain in full force and effect and have not been amended, modified, revoked or rescinded since the Amendment No. 2 Effective Date.

(i)
The Refinancing Arranger and the Administrative Agent shall have received a solvency certificate from the chief financial officer (or other officer with reasonably equivalent duties) of the Borrower substantially consistent with that delivered on the Amendment No. 2 Effective Date and dated the Amendment No. 3 Effective Date.

(j)
The Refinancing Arranger and the Administrative Agent shall have received at least two (2) Business Days prior to the Amendment No. 3 Effective Date all documentation and information as is reasonably requested in writing by the Refinancing Arranger or the Administrative Agent at least ten (10) days prior to the Amendment No. 3 Effective Date about Holdings, the Borrower and its subsidiaries, required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

SECTION 7.
ARRANGERS. The Borrower and the 2017 Refinancing Term Lenders agree that the Arrangers, including the Refinancing Arranger, shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Agents and Arrangers pursuant to Sections 10.08 and 11.03 of the Amended Credit Agreement and except as otherwise agreed to in writing by the Borrower, Holdings and the Arrangers, shall have no duties, responsibilities or liabilities with respect to this Amendment No. 3, the Amended Credit Agreement or any other Loan Document.

SECTION 8.REAFFIRMATION.

(a)
To induce the 2017 Refinancing Term Lenders and the Administrative Agent to enter into this Amendment No. 3, each of the Loan Parties hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment No. 3 and the incurrence of the 2017 Refinancing Term Loans hereunder) (collectively, the “Reaffirmed Documents”). The Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 3.

(b)
In furtherance of the foregoing Section 8(a), each Loan Party, in its capacity as a Guarantor under any Guarantee to which it is a party (in such capacity, each a “Reaffirming Loan Guarantor”), reaffirms its guarantee of the Guaranteed Obligations under the terms and conditions of such Guarantee and agrees that such Guarantee remains in full force and effect to the extent set forth in such Guarantee and after giving effect to this Amendment No. 3 and the incurrence of the 2017 Refinancing Term Loans, and is hereby ratified, reaffirmed and confirmed. Each Reaffirming Loan Guarantor hereby confirms that it consents to the terms of this Amendment No. 3 and the Credit Agreement and that the principal of, the interest and premium (if any) on, and fees related to, the 2017 Refinancing Term Loans constitute “Obligations” under the Loan Documents. Each Reaffirming Loan Guarantor hereby (i) acknowledges and agrees that its Guarantee and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 3, (ii) acknowledges and agrees that it will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations under each of the Loan Documents to which it is a party (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Amendment No. 3 and the incurrence of the 2017 Refinancing Term Loans) and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent, the Collateral Agent and each other Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Reaffirming Loan Guarantor to avoid or delay timely performance of its obligations under the Loan Documents.

(c)
In furtherance of the foregoing Section 8(a), each of the Loan Parties that is party to any Security Document, in its capacity as a Pledgor (as defined in such Security Document) under such Security Document (in such capacity, each a “Reaffirming Grantor”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment No. 3 and the transactions contemplated hereby, including the extension of credit in the form of the 2017 Refinancing Term Loans. In addition, each Reaffirming Grantor reaffirms the security interests granted by such Reaffirming Grantor under the terms and conditions of the Security Agreement and each other Loan Document (in each case, to the extent a party thereto) to secure the Secured Obligations (including all such Secured Obligations as amended, reaffirmed and/or increased pursuant to this Amendment No. 3 and the incurrence of the 2017 Refinancing Term Loans) and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Loan Party hereby confirms that the security interests granted by such Reaffirming Grantor under the terms and conditions of the Loan Documents secure the 2017 Refinancing Term Loans as part of the Secured Obligations. Each Reaffirming Grantor hereby (i) confirms that each Security Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Security Documents, the payment and performance of the Secured

Obligations (including all such Secured Obligations as amended, reaffirmed and/or increased pursuant to this Amendment No. 3 and the incurrence of the 2017 Refinancing Term Loans), as the case may be, including without limitation the payment and performance of all such applicable Secured Obligations that are joint and several obligations of each Guarantor and each Pledgor now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Pledgor’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Secured Obligations (including all such Secured Obligations as amended, reaffirmed and/or increased pursuant to this Amendment No. 3 and the incurrence of the 2017 Refinancing Term Loans), subject to the terms contained in the applicable Loan Documents, and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Security Documents to which it is a party.

(d)
Each Guarantor acknowledges and agrees that (i) such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Amendment No. 3 and (ii) nothing in the Credit Agreement, this Amendment No. 3 or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.

SECTION 9.MISCELLANEOUS PROVISIONS.

(a)
Ratification. This Amendment No. 3 is limited to the matters specified herein and shall not constitute acceptance or waiver, or, to the extent not expressly set forth herein, an amendment or modification, of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith, and each of the parties hereto acknowledges and agrees that the terms of this Amendment No. 3 constitute an amendment of the terms of pre-existing Indebtedness and the related agreement, as evidenced by the Amended Credit Agreement.

(b)
Governing Law; Submission to Jurisdiction, Consent to Service of Process, Waiver of Jury Trial, Etc. Sections 11.09 and 11.10 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c)	Severability. Section 11.07 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d)
Counterparts; Headings. This Amendment No. 3 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 3 by telecopy or other electronic transmission (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment No. 3. Article and Section headings used herein are for convenience of reference only, and are not part of this Amendment No. 3 and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment No. 3.

(e)	Notice. For purposes of the Credit Agreement, the initial notice address of each Additional Term Lender shall be as set forth on Schedule 1 hereto.

(f)
Recordation of 2017 Refinancing Term Loans. Upon execution and delivery hereof, and the funding of the 2017 Refinancing Term Loans, the Administrative Agent will record in the Register the 2017 Refinancing Term Loans made by the 2017 Refinancing Term Lenders as “Initial US Term Loans”.

(g)	Amendment, Modification and Waiver. This Amendment No. 3 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.
[Remainder of page intentionally blank; signatures begin next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their respective authorized officers as of the date first above written.

SOLARWINDS INTERMEDIATE HOLDINGS I, INC., as Holdings

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

SOLARWINDS HOLDINGS, INC., as Borrower

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

[SolarWinds – Signature Page to Amendment No. 3 to First Lien Credit Agreement]

SOLARWINDS, INC., as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

SOLARWINDS WORLDWIDE, LLC, as a Guarantor

By: SolarWinds, Inc., its sole member

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

SOLARWINDS MSP US, INC., as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	President

AJAX ILLINOIS CORP., as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	President

CONFIO CORPORATION, as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	President

[SolarWinds – Signature Page to Amendment No. 3 to First Lien Credit Agreement]

GALAXY TECHNOLOGIES, LLC, as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	Manager

LIBRATO, INC., as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	President

PAPERTRAIL INC., as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	President

RHINO SOFTWARE, INC., as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	President

N-ABLE TECHNOLOGIES INTERNATIONAL, INC., as a Guarantor

By:	/s/ J. Barton Kalsu
Name:	J. Barton Kalsu
Title:	President

[SolarWinds – Signature Page to Amendment No. 3 to First Lien Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By:	/s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

[SolarWinds – Signature Page to Amendment No. 3 to First Lien Credit Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC, as Additional Refinancing Term Lender

By:	/s/ Gabriel Jacobson
Name: Gabriel Jacobson
Title: Authorized Signatory

[SolarWinds – Signature Page to Amendment No. 3 to First Lien Credit Agreement]

SCHEDULE 1

Additional Refinancing Term Lenders	Additional Term Commitment	Notice address
Goldman Sachs Lending Partners LLC	$414,112,853.31	200 West Street New York, New York 10282 Ph: 212-902-1099 Fax: 646-769-7700
TOTAL	$414,112,853.31[1]

____________________

1	This amount includes $8,955,000.00 allocated to Exchanging Term Lenders that elected the “Assignment Settlement Option” as described in the Election Notice Memorandum posted on LendAmend.

Exhibit A
[Included in the First Lien Credit Agreement filed as Exhibit 10.1]